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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2006 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

25th Anniversary

June 1981 — June 2006

Semi-Annual Report

April 30, 2006

(Unaudited)

www.themexicofund.com

The Mexico Fund, Inc.

Directors:

Emilio Carrillo Gamboa — Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President,

Chief Compliance Officer

Eduardo Solano — Investor Relations

Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser:

Impulsora del Fondo México, S.C.

Custodian:

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar:

American Stock Transfer & Trust Company

Counsel:

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2006

Highlights

•	The first half of the Fund’s fiscal year 2006 ended on April 30, 2006.

•	On June 4, 2006, the Fund celebrated the 25th Anniversary of its original launch on that date in 1981. Since the launch and through April 30, 2006, the Fund’s compounded annual market price and net asset value per share returns have been 11.6% and 12.6%, respectively. These figures include reinvestment of all dividend distributions.

•	Lipper Inc. has ranked the Fund number one among Lipper’s Latin American funds classification in the Lipper Closed-End Equity Fund Performance Analysis for the five-year period ended December 31, 2005. According to Lipper, the Fund registered market price and net asset value per share returns of 213.3% and 187.2%, respectively, during this period. Lipper is a Reuters Company that provides research and analysis covering more than 135,000 mutual funds, hedge funds and other collective investments worldwide.

•	During the first six months of fiscal 2006, the Fund’s market price and net asset value (NAV) per share registered total returns of 26.9% and 28.0%, respectively, compared with increases of 28.5% and 27.4% registered by the IFCG Mexico and IPC indices, respectively.

•	At the end of this period, the discount between the Fund’s market price and NAV per share was 12.4%, compared with 11.2% at the end of fiscal 2005.

•	The Fund conducted its first in-kind repurchase offer of fiscal 2006 during January 2006. The Fund offered to repurchase up to 5% of its outstanding shares at a price equivalent to 98.75% of its NAV per share on the expiration date, January 13, 2006. A total of 5,746,444 shares, equivalent to 34.01% of outstanding shares were validly submitted for repurchase and the proration ratio applied to all submissions was 14.68%.

•	The Mexican gross domestic product (GDP) increased 5.5% during the first quarter of 2005, compared with 3.0% during 2005.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We are pleased to present to you the Fund’s 2006 Semi-Annual Report. The Fund’s strategy of investing in growth-oriented businesses, including, but not limited to, small- and medium-capitalization companies, continues to produce favorable performance in the Fund’s market price and net asset value (NAV) per share. In this Report, we summarize the period’s prevailing economic and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

25th Anniversary

On June 4, 2006, the Fund celebrated its 25th Anniversary since its original launch in 1981, when 10,000,000 Fund shares were listed on the New York and London Stock Exchanges at a price of $12 per share. Since then, and through April 30, 2006, the Fund’s compounded annual market price and net asset value per share returns have been 11.6% and 12.6%, respectively, including reinvestment of all dividend distributions. The Fund’s Board of Directors and Officers, as well as the Fund’s Investment Adviser, look forward to continuing to work collectively for the best interests of the Fund and its stockholders.

Economic Environment

According to official sources, Mexico’s gross domestic product (GDP) continued to show a positive performance, increasing 5.5% during the first quarter of calendar 2006, compared with 3.0% during 2005. A dynamic manufacturing sector and a higher number of business days included during the first quarter of 2006 than those of the same period of 2005 contributed significantly to this differential. During the first quarter of 2006, all sectors of the economy registered positive rates of growth: transportation, storage and communications, 8.8%; construction, 8.3%; manufacturing, 7.1%; mining, 5.9%; financial services and real estate, 5.7%; commerce, restaurants and hotels, 5.3%; electricity, gas and water, 4.1%; personal services, 2.9%; and the primary sector, composed of agriculture, fishery and livestock, increased 2.6%.

Mexico’s inflation rates continue under control. According to information prepared by Banco de Mexico, the Central Bank, for the year ended May 31, 2006, the Mexican inflation rate was 3.0%, compared with 3.33% at the end of 2005. This decline was generated by the restrictive monetary policy implemented by the Central Bank in an effort to reach annual inflation rates of 3% (±1% as a margin of error to accommodate external factors). Analysts currently believe that the annual inflation rate for 2006 will be around 3.4% and 3.5% for 2007.

As a consequence of lower inflation rates, domestic interest rates have declined in recent months. The interest rate of the 28-day Cetes declined from 9.6% at the end of May 2005 to 7.0% one year later. Similarly, Mexico’s country risk, measured by the spread between the yield of Mexican sovereign debt instruments traded abroad and US Treasury bonds, reached a new historical minimum level of 97 basis points (0.97%) on February 24, 2006. Since then, along with the volatility experienced in international financial markets, Mexico’s country risk increased to 145 basis points at the end of May 2006. Analysts estimate that interest rates will be relatively stable during the rest of 2006 and 2007, projected at 7.2% and 7.0%, respectively, at the end of each year. The interest rate paid by the 20-year bond denominated in Mexican pesos was 8.7% at the end of May 2006, compared with 10.9% during May 2005. The stable demand for, and long-term maturities of, these instruments continue to reflect the confidence and positive sentiment of domestic and international investors towards Mexican debt instruments.

The significant increase of international oil prices and remittances sent by Mexicans living abroad,

mostly in the United States, continued to contribute to a relative strength of the Mexican peso, which devalued 2.8% during this six-month period. The exchange rate of the peso against the US dollar increased from Ps. 10.79 to Ps. 11.09. During the first quarter of calendar 2006, remittances sent to Mexico from Mexicans living abroad increased 27.5% to $5.18 billion, while the price of the Mexican oil mix increased 43.5% during the same period, from US$39.86 per barrel to US$57.18 per barrel. The Central Bank continues implementing a free-floating exchange rate policy, with only minor market interventions aimed at reducing the rate of growth of international currency reserves, which have continued reaching historical maximum levels. As of mid June 2006, international reserves amounted to $76 billion. During May and June 2006, international financial markets were affected by the reaction of international investors to rising international interest rates, and the exchange rate of the Mexican peso against the dollar increased to around Ps. 11.44 per dollar as of June 22, 2006. Despite this increase, analysts estimate that the exchange rate will be relatively stable during the remaining months of 2006 and during 2007, estimated at around Ps. 11.12 and Ps. 11.45, respectively, at the end of each year.

Mexico’s external accounts continue reporting healthy rates of growth consistent with those of the economic activity, foreign trade and oil prices. During 2005, Mexico registered a trade deficit of $7.6 billion, 14.2% lower than during 2004. More recently, during the first four months of 2006, Mexico’s trade balance shifted to a surplus of $1.2 billion, which is mostly explained by the high levels of international oil prices (see previous paragraph). During this period, Mexico’s total exports increased 22.4% to $78.7 billion; within this, non-oil exports increased 17.9% to $65.3 billion, while oil exports increased 50.4% to $13.4 billion. At the same time, total imports increased 16.0% to $77.5 billion. Also as a consequence of high international oil prices, the Mexican current account registered a surplus of $882 million during the first quarter of 2006, compared with a deficit of $2.7 billion during the same period of 2005.

Management Discussion of Fund’s Performance and Portfolio Strategy

Throughout the first half of fiscal 2006, the Mexican equity market continued to provide favorable investment opportunities, allowing the Fund to capitalize on the results of its investment strategy by investing in leading Mexican corporations as well as attractive and growth-oriented small- and medium-capitalization companies. During this period, the Fund’s market price and NAV per share registered total returns of 26.9% and 28.0%, respectively, increasing to $32.50 and $37.10, respectively. These figures compare with 28.5% for the IFCG Mexico Index, 27.4% for the Bolsa IPC Index, 26.5% for the Morgan Stanley Capital International Index and 21.2% for the Bolsa Index of Medium Size Companies.

During the period that covers this Report, Mexican listed companies continued reporting strong financial results. For the first quarter of calendar 2006, compared with the same period of 2005, sales of listed companies increased 13.0%, EBITDA1 increased 13.9% and net income grew 19.5%. The average Price Earnings Ratio (PER) of the market increased from 13.1 times at the end of October 2005 to 15.6 times at the end of April 2006, while the price to book value ratio increased from 2.4 times to 3.0 times during the same period.

[1]	Earnings before interests, taxes, depreciation and amortization.

The Fund’s five portfolio holdings that contributed the most to the increase to its NAV during this six-month period were: América Móvil (AMX), América Telecom (Amtel), Grupo México (Gmexico), Cemex and Tenaris (TS), which together accounted for 34.6% of the Fund’s net assets as of the end of April 2006. These five issuers provided 52.4% of the total return of the Fund’s NAV during this period. AMX provides telecommunications services in Mexico and Latin America; Amtel is the holding company of AMX; Grupo Mexico is a mining and railroad company; Cemex is one of the world’s leading producers of cement, concrete and ready mix; and Tenaris is a producer of seamless steel pipe products for the oil industry. During the first half of this fiscal year, the market prices of these five issuers increased 40.8%, 54.7%, 81.2%, 29.6% and 114.2%, respectively. Two other important contributors to the Fund’s NAV performance were Grupo Urbi Desarrollos Urbanos (Urbi) and Consorcio Geo, two companies in the business of constructing mostly affordable and middle-income houses. The market prices of these two issuers increased 27.6% and 21.0%, respectively. The 2.8% increase of the exchange rate of the Mexican peso against the US dollar, mentioned above, negatively contributed to the Fund’s total return during this six-month period.

Until recently, companies listed on the Mexican Stock Exchange were only organized under Mexican law. Recently, companies organized outside of Mexico have listed on the Mexican Stock Exchange, a consequence of the increasing globalization of the Mexican economy and its securities market. Because the Fund’s Investment Adviser believes some of these issuers may present attractive investment opportunities, the Fund’s Board of Directors recently approved permitting the Fund to invest in securities of issuers listed on the Mexican Stock Exchange that are not organized in Mexico, provided that such issuers or their subsidiaries have a business presence in Mexico, and that, in the aggregate, no more than 20% of the Fund’s assets are invested in such issuers (based on the initial value of the investment). Based on this decision, the Fund was able to invest in Tenaris, with significant positive results (mentioned above). Tenaris is a global company with operations in Argentina, Brazil, Canada, Italy, Japan, Mexico, Romania and Venezuela. Tenaris is organized in Luxembourg and listed on several stock exchanges, including the NYSE and the Mexican Stock Exchange.

Of the 33 equity issuers included in the Fund’s portfolio at the end of April 2006, only three experienced market price declines, the most important being Pasa, with a decline of 38.1%. Pasa is a company recently listed on the Mexican Stock Exchange dedicated to the business of waste treatment and garbage recollection. The market price of Pasa has been affected since the company announced that they were not able to renew an important contract with the Mexican oil company Pemex. The other two companies were Bimbo (consumer goods), with a decline of 5.8% and Alfa (conglomerate) with a decline of 13.6%. At the end of April 2006, the weight of Pasa within the Fund’s portfolio was 0.3%, while Bimbo and Alfa accounted for 1.6% of Fund assets each.

The discount between the Fund’s market price and NAV ended April 2006 at 12.38%, compared with 11.22% at the end of fiscal 2005. On a regular basis, the Board of Directors closely analyzes the Fund’s discount levels. The Board believes that the Fund’s periodic in-kind repurchase offers continue to be an effective measure to contain the discount and allow stockholders the opportunity to have additional liquidity at a price near the NAV per share.

At the closing of April 2006, total Fund outstanding shares amounted to approximately 16 million, for total net assets of $595.4 million, and the total number of Fund shares traded on all US consolidated markets during the first half of fiscal 2006 was equivalent to 5.87 million shares.

Since the end of this reporting period, international financial markets, including the Mexican market, have demonstrated volatility with decreasing market prices in response to the increase of international interest rates. Mexico’s Bolsa index has decreased 11.2% in dollar terms, from 20,646 points on April 30, 2006 to 18,766 points on June 6, 2006, while the Fund’s market price and NAV per share have decreased 6.7% and 9.9%, respectively, during the same period.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

% of Net Assets

April 30, 2006

Lipper Inc, has ranked the Fund number one among Lipper’s Latin American funds classification in the Lipper Closed-End Equity Fund Performance Analysis for the five-year period ended December 31, 2005. According to Lipper, the Fund registered market price and net asset value per share returns of 213.30% and 187.15%, respectively, during this period. Lipper is a Reuters Company that provides research and analysis covering more than 135,000 mutual funds, hedge funds and other collective investments worldwide. The Fund has received 22 Lipper awards since its inception in June 1981.

Annual Meeting of Stockholders

The Fund held its annual stockholders’ meeting on March 8, 2006 at 1:00 p.m. New York City Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York. Fund stockholders re-elected Dr. Jaime Serra Puche and elected Mr. Marc Shapiro as a new director. Mr. Philip Caldwell, former director and Chairman of the Fund’s Audit Committee, decided not to stand for re-election and retire from the Board. The Board of Directors and Fund Officers wish to express their gratitude to Mr. Caldwell for his distinguished service to the Fund and its stockholders.

A total of 10,934,923 Fund shares were present at the meeting, constituting a quorum of 64.72%. The results of the meeting were as follows.

Election of Directors

	For	% of Outstanding	% of Voted	Against	% of Outstanding	% of Voted
Jaime Serra Puche	10,816,534	64.02%	98.9%	118,389	0.007%	0.010%
Marc Shapiro	10,771,267	63.75%	98.5%	163,656	0.009%	0.014%

Renewal of Investment Advisory and Management Agreement

On March 8, 2006, the Board of Directors (“Board”) of the Fund, including a majority of independent Directors, approved the continuation of the Investment Advisory and Management Agreement (“Agreement”) with Impulsora del Fondo México, SC (“Impulsora”) based on its consideration of various factors, including (1) the nature, extent and quality of services provided by Impulsora to the Fund; (2) the investment performance of the Fund; (3) the casts and services provided, including a comparison of such costs to other comparable funds; (4) profits to be realized by Impulsora from its relationship with the Fund; and (5) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. In response to a specific request by the Independent Trustees, Impulsora provided detailed information concerning the foregoing factors. The Board also evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s positive performance, as well as the Fund’s current advisory fee rate which is one of the lowest in the closed-end fund industry. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determinations to approve the continuance of the investment Advisory and Management Agreement.

•	The nature, extent and quality of the advisory services provided. The Board concluded that Impulsora provides high quality services to the Fund, as indicated by the Fund’s competitive investment performance, including its performance as compared to the Mexican market indices, as well as against other listed funds that invest exclusively in Mexican securities. The Board further noted that Impulsora provides all facilities and services necessary to analyze, execute and maintain investments that are consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981.

•

The investment performance of the Fund. As noted above, the Board determined that Impulsora has achieved competitive or superior investment performance relative to the leading Mexican equity indices and comparable funds. In fact, the Board noted that during the past two years, the Fund has outperformed all comparable funds investing in Mexican equity securities except for one proprietary fund. The Board also considered the considerable efforts made by Impulsora to address the discount between the Fund’s net asset value and market price.

•	The costs of advisory services provided and the level of profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, the gross revenues and pre-tax profits earned by Impulsora. On the basis of this information, the Board concluded that the level of investment advisory fees is appropriate in light of the management fees and that the overall expense ratios compared favorably to other similar funds and the anticipated profitability of the relationship between the Fund and Impulsora. Further, on the basis of comparative information supplied by Lipper Inc., the Board determined that the investment advisory fee of the Fund was equal to the weighted average of other comparable closed-end country funds. In addition, the Board reviewed itemized expenses incurred by some other world equity closed-end funds as compared to the Fund. The Board also reviewed the actual dollar amount of the fees payable under the Investment Advisory and Management Agreement, as well as the fee as a percentage of assets under management.

•	Whether the advisory fees reflect economies of scale and the extent to which economies of scale will be realized as the Fund grows. The Board determined that the investment advisory fees payable under the advisory arrangements already reflect potential future economies of scale through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.00% of average net assets for assets up to and including $200 million, 0.90% of average net assets in excess of $200 million and up to $400 million, and 0.60% of average net assets for assets in excess of $400 million.

•	Benefits to Impulsora from relationships with the Fund (and any corresponding benefit to the Fund). The Board determined that other benefits described by Impulsora are reasonable and fair, and are consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to Impulsora due to the fact that it also serves, and receives an additional fee from the Fund as administrator to the Fund. In addition, the Board considered the fact that Impulsora also receives $75,000 for each Fund repurchase offer (with such amount payable through an adjustment to the repurchase price paid to shareholders participating in the repurchase offer in order to reimburse the Fund for repurchase offer related expenses). With regard to brokerage, the Board noted that Impulsora does not utilize “soft dollar” arrangements. With regard to benefits to the Fund, the Board considered the fact that Impulsora has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2006, the only industry group that represented 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 87.81% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2006, 27.5% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 45.12% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission (SEC), the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund has publicly announced that its next repurchase offer will begin on July 5, 2006. The Fund is offering to repurchase up to five percent of its shares in exchange for a pro-rata portion of the Fund’s securities. The repurchase offer will expire on August 3, 2006 at 5:00 p.m., Eastern time. The repurchase pricing date is August 10, 2006. The

Fund will repurchase shares at net asset value, reduced by a repurchase price adjustment of 1.25%, for a repurchase price of 98.75% of net asset value. Payment of the repurchase offer proceeds will be made on or before August 17, 2006, provided the stockholder participant’s account accepts the proceeds.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

The Board of Directors of the Fund anticipates that the Fund’s next repurchase offer following the July 2006 repurchase offer will occur during January 2007 for an amount not yet determined.

Proxy Voting

Information is available about how the Fund voted proxies during the twelve-month period beginning July 1st and ending June 30th of each year by August 31st of the year, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET) and on the SEC’s website at www.sec.gov. The Fund and the Fund’s Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com, or are available without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET), and on the Fund’s website at www.themexicofund.com under the heading “Corporate Governance” and the SEC’s website at www.sec.gov.

Investor Relations; Reports to Stockholders

The Fund’s website presents the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available at the Fund’s website section titled “Repurchase Offers”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its Investment Adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website. The Fund also has placed many Fund governance documents on the website under the section titled “Corporate Governance”, including the Fund’s Articles and By-laws and committee charters.

Starting with the third quarter in 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s complete Schedules of Investments and Statements of Assets and Liabilities for the first and third quarters of its fiscal year are also available at the Fund’s website section titled “Portfolio”. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information regarding which may be obtained by calling 1-800-SEC-0330). Electronic versions of the Fund’s Semi- and Annual reports and Monthly Summary Reports are published on the Fund’s website at section “Investor Reports”. Stockholders will receive printed versions of the Fund’s Semi- and Annual reports. This information is also available on the Fund’s electronic Form N-Q filings submitted to the SEC. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s website is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Stockholders may also direct any concerns regarding financial information to this e-mail address. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, stockholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta President	Emilio Carrillo Gamboa Chairman of the Board

June 29, 2006

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2006 (Unaudited)

Industries		Shares Held	Common Stock (96.46%)	Series	Value (Note 1)	Percent of Net Assets
Cement Industry		5,886,652	Cemex, S.A. de C.V.	CPO	$39,703,306	6.67%
		4,661,000	Grupo Cementos de Chihuahua, S.A de C.V.	*	15,129,978	2.54

					54,833,284	9.21
Communications		14,529,100	América Móvil, S.A. de C.V.	A	26,332,463	4.42
		27,004,400	América Móvil, S.A. de C.V.	L	49,794,864	8.36
	(a)	7,708,500	América Telecom, S.A. de C.V.	A1	47,535,623	7.99
		6,971,200	Grupo Televisa, S.A.	CPO	29,568,654	4.97
		9,683,900	Teléfonos de México, S.A. de C.V.	A	10,609,216	1.78

					163,840,820	27.52
Construction	(a)	7,526,133	Empresas ICA, Sociedad Controladora, S.A. de C.V.	*	23,398,922	3.93
Financial Groups		7,597,500	Grupo Financiero Banorte, S.A. de C.V.	O	19,798,179	3.32
		7,677,100	Grupo Financiero Inbursa, S.A. de C.V.	O	12,134,889	2.04

					31,933,068	5.36
Food and Beverages		2,322,117	Fomento Económico Mexicano, S.A. de C.V.	UBD	21,463,821	3.60
		4,782,600	Gruma, S.A. de C.V.	B	14,955,463	2.51
		3,003,400	Grupo Bimbo, S.A. de C.V.	A	9,375,554	1.57
		3,051,400	Grupo Modelo, S.A. de C.V.	C	11,605,462	1.95

					57,400,300	9.63
Holding Companies		1,850,000	Alfa, S.A. de C.V.	A	9,286,449	1.56
		4,905,200	Grupo Carso, S.A. de C.V.	A1	11,583,743	1.95
		2,515,800	Grupo Imsa, S.A. de C.V.	UBC	8,472,731	1.42
		3,042,500	Mexichem, S.A de C.V.	*	4,156,233	0.70

					33,499,156	5.63
Housing		1,928,700	Consorcio ARA, S.A. de C.V.	*	10,178,878	1.71
	(a)	9,760,800	Corporación Geo, S.A. de C.V.	B	36,516,198	6.13
	(a)	4,939,382	Sare Holding, S.A. de C.V.	B	5,803,283	0.98
	(a)	3,777,600	Urbi Desarrollos Urbanos, S.A de C.V.	*	30,833,102	5.18

					83,331,461	14.00
Mining Industry		4,981,253	Grupo México, S.A. de C.V.	B	17,413,702	2.93
Pulp and Paper		3,130,680	Kimberly-Clark de México, S.A. de C.V.	A	11,026,245	1.85
Retail Stores		2,530,713	Alsea, S.A. de C.V.	*	10,725,004	1.80
		13,360,230	Wal-Mart de México, S.A. de C.V.	V	38,007,561	6.38

					48,732,565	8.18
Service	(a)	2,646,400	Grupo Aeroportuario del Pacífico, S.A. de C.V.	B	8,759,848	1.47
		2,619,700	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	10,114,745	1.70
	(a)	1,652,730	Promotora Ambiental, S.A. de C.V.	B	1,937,323	0.33

					20,811,916	3.50

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2006 (Unaudited) — (Continued)

Industries		Shares Held	Common Stock — (Continued)	Series	Value (Note 1)	Percent of Net Assets
Steel	(a)	1,161,100	Industrias CH, S.A. de C.V.	B	$3,182,731	0.53%
		1,087,200	Tenaris, S.A.	*	24,951,006	4.19

					28,133,737	4.72
			Total Common Stock (Identified cost — $235,781,219)		$574,355,176	96.46
Securities			Short-Term Securities (3.60%)		Value (Note 1)	Percent of Net Assets
Repurchase Agreements			BBVA Bancomer, S.A., 6.95%, dated 04/28/06, due 05/02/06 repurchase price $21,463,842 collateralized by Bonos del Gobierno Federal. Value of collateral $21,447,289		21,447,289	3.60
			Total Short-Term Securities (Identified cost — $21,447,289)		21,447,289	3.60
			Total Investments (Identified cost — $257,228,508)		595,802,465	100.06
			Liabilities in Excess of Other Assets		(396,817)	(0.06)

			Net Assets Equivalent to $37.10 per share on 16,050,525 shares of capital stock outstanding (Note 5)		$595,405,648	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $235,781,219)	$574,355,176
Short term securities (identified cost — $21,447,289)	21,447,289

Total investments (identified cost — $257,228,508)		$595,802,465
Cash		63,518
Interest receivable		12,422
Prepaid expenses		196,568

Total assets		596,074,973

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		448,900
Accrued expenses and other liabilities		220,425

Total liabilities		669,325

Net Assets — Equivalent to $37.10 per share on 16,050,525 shares of capital stock outstanding		$595,405,648

Composition of Net Assets:
Common Stock		$16,050,525
Additional paid-in capital		198,033,218
Accumulated net investment loss		(1,046,436)
Undistributed net realized gain on investments		44,001,159
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		338,367,182

		$595,405,648

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations (Unaudited) For the Six Months Ended April 30, 2006

Net Investment Income:
Income:
Dividends	$5,065,927
Interest	825,599

Total income		$5,891,526
Expenses:
Investment advisory fee	2,368,113
Administrative services	316,176
Legal fees	267,795
Directors’ fees	138,489
Insurance	90,887
Audit, tax and consulting fees	63,969
Printing, distribution and mailing of stockholder reports	49,589
Directors’ and Officers’ expenses	43,965
Stockholders’ information	31,836
Miscellaneous	31,635
Custodian fees	26,972
Stock exchange fees	12,397
Transfer agent and dividend disbursement fees	10,500

Operating expenses		3,452,323

Net investment income		2,439,203

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	64,365,915
Net realized gain from foreign currency transactions	364,502

Net realized gain on investments and foreign currency transactions		64,730,417
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	71,395,384
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency	(332,986)

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		71,062,398

Net Increase in Net Assets Resulting from Operations		$138,232,018

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Six Months Ended April 30, 2006 (Unaudited)	For the Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,439,203	$4,019,056
Net realized gain on investments and foreign currency transactions	64,730,417	67,765,442
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	71,062,398	115,898,035

Net increase in net assets resulting from operations	138,232,018	187,682,533
Dividends to stockholders from net investment income	(14,294,579)	(2,493,484)
Dividends to stockholders from net realized gain on investments	(34,852,010)	(10,836,920)

	89,085,429	174,352,129

From Capital Share Transactions:
Net increase (decrease) in capital stock (Note 5)	—	(92,437)
Repurchase of stock, at cost (Note 7)	(28,334,134)	(49,978,588)

	(28,334,134)	(50,071,025)

Total increase in net assets	60,751,295	124,281,104
Net Assets:
Beginning of period	534,654,353	410,373,249

End of period (including undistributed net investment income of $0 and $10,556,280, respectively)	$595,405,648	$534,654,353

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Six Months Ended April 30, 2006 (Unaudited)	For the Year Ended October 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$31.65	$21.92	$17.36	$15.46	$18.98	$20.84

Net investment income (Note 1)**	0.15	0.23	0.03	0.03	0.15	0.23
Net gain (loss) on investments and translation of foreign currency (Note 1)**	8.20	10.20	6.72	3.63	(1.30)	(2.31)

Total from investment operations**	8.35	10.43	6.75	3.66	(1.15)	(2.08)

Less Dividends:
Dividends to stockholders from net investment income	(0.85)	(0.13)	—	(0.45)	(0.13)	(0.13)
Dividends to stockholders from net realized gain on investments	(2.06)	(0.58)	(0.31)	(1.34)	(2.67)	(0.05)

Total dividends	(2.91)	(0.71)	(0.31)	(1.79)	(2.80)	(0.18)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.01	0.01	0.01	0.06	0.43	0.40
Capital charge resulting from issuance of fund shares	—	—	(1.89)	(0.03)	—	—

Total capital share transactions	0.01	0.01	(1.88)	0.03	0.43	0.40

Net asset value, end of period	$37.10	$31.65	$21.92	$17.36	$15.46	$18.98

Market value per share, end of period	$32.50	$28.10	$18.65	$15.36	$14.58	$16.70

Total investment return based on market value per share***	26.92%	55.64%	27.39%	22.49%	2.14%	6.64%
Ratios to Average Net Assets:
Gross Expenses*	1.24%	1.38%	1.64%	1.92%	1.46%	1.07%
Expenses, net of reimbursement*	1.24%	1.38%	1.64%	1.92%	1.37%	1.07%
Net investment income, net of expense reimbursement*	0.87%	0.84%	0.15%	0.15%	0.83%	1.12%
Supplemental Data:
Net assets at end of period (in 000’s)	$595,406	$534,654	$410,373	$269,762	$308,763	$862,977
Portfolio turnover rate	4.77%	29.24%	26.84%	28.99%	43.36%	29.69%

*	Annualized
**	Amounts were computed based on average shares outstanding during the period.
***	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99% for that year. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, 2004, and reinvested in stock at the closing market price of that date.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements —

April 30, 2006 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received stockholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund´s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2006 was Ps. 11.0903 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund´s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund´s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund´s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2006 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 35% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. Prior to March 9, 2005, the Fund paid to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000 per year. On March 9, 2005 the Fund´s Board of Directors approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting March 9, 2005, the Fund pays to the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets, with a minimum amount of $450,000 per year. Additionally, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program, which are recorded as part of the total expenses of each offer. See Note 7.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were as follows:

Purchases
Common Stock	$26,307,440

Total Purchases	$26,307,440

Proceeds from Investments Sold
Common Stock	$105,785,468

Total Sales	$105,785,468

Included in proceeds from investments sold, is $27,497,309 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $15,777,217. Pursuant to a private letter ruling from the Internal Revenue Service, granted to the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At April 30, 2006, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 16,050,525 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer agent otherwise.

In connection with a rights offering by the Fund, stockholders of record on September 24, 2004 were issued one transferable right for each share of common stock owned. The rights entitled the holders to purchase one new share for every three rights held at a subscription price equal to 90% of the lower of (i) the average of the last reported sale prices of a share of the Fund´s common stock on the NYSE on the expiration date (October 22, 2004) and the four preceding trading days and (ii) the net asset value per share on the expiration date. On October 29, 2004, the Fund issued 4,694,962 shares of common stock at $16.65 per share. Rights offering costs of $590,000 ($0.03 per share) and dealer manager commissions of $2,933,245 ($0.16 per share) were charged to paid in capital of common stockholders during 2004, resulting in net proceeds to the Fund of $74,696,617. Additional rights offering costs of $92,437 were charged to paid in capital during 2005. The net asset value per share of the Fund´s common stockholders was reduced by approximately $1.89 per share as a result of this issuance, which includes the effect of the dealer manager commissions and rights offering costs.

6.	Distributions to Stockholders:

The tax character of distributions paid during the fiscal year ended October 31, 2005 were as follows:

2005
Distributions paid from:
Ordinary income	$2,493,484
Long term capital gains	10,836,920

Total distributions paid	$13,330,404

As of April 30, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$43,561,144
Undistributed ordinary income	3,796,952
Unrealized appreciation	333,963,809

Total accumulated earnings	$381,321,905

At April 30, 2006, the cost of investments for federal income tax purposes was $261,631,876. Gross unrealized appreciation of investments was $335,481,980 and gross unrealized depreciation of investments was $1,311,391 resulting in net unrealized appreciation on investments of $334,170,589 excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the six months ended April 30, 2006 and the year ended October 31, 2005 were as follows:

An offer for up to 5% of the Fund´s outstanding shares, commenced on December 22, 2004 and expired on January 18, 2005. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on January 24, 2005 and was paid on January 31, 2005. A total of 5,453,298 shares participated in the offer, of which 935,990 were repurchased by the Fund equivalent to a total repurchase price of $22,864,927, including $203,251 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares, commenced on July 6, 2005 and expired on August 3, 2005. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on August 10, 2005 and was paid on August 17, 2005. A total of 5,079,741 shares participated in the offer, of which 889,190 were repurchased by the Fund equivalent to a total repurchase price of $27,113,661 including $261,132 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares, commenced on December 22, 2005 and expired on January 13, 2006. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on January 20, 2006 and was paid on January 27, 2006. A total of 5,746,444 shares participated in the offer, of which 844,143 were repurchased by the Fund equivalent to a total repurchase price of $28,334,134 including $222,329 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund´s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or which provide general indemnifications. The Fund´s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a)	(b)		(c)	(d)
Period from November 1, 2005 to April 30, 2006	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)		Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2005 to November 30, 2005	0	0		0	0
Month # 2 December 1, 2005 to December 31, 2005	0	0		0	0
Month # 3 January 1, 2006 to January 31, 2006	844,143	$33.30	(B)	844,143	(A	)
Month # 4 February 1, 2006 to February 28, 2006					0
Month # 5 March 1, 2006 to March 31, 2006	0	0		0	0
Month # 6 April 1, 2006 to April 30, 2006	0	0		0	0

(A)	On December 22, 2005, the Fund offered to repurchase up to 5% of its outstanding shares (total outstanding of 16,894,668) in kind at 98.75% of the Fund’s NAV as of January 20, 2006. The January 2006 Repurchase Offer expired at 5:00 p.m. on January 13, 2006. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Annual Report in Item 1.

(B)	NAV	$33.72
	Repurchase adjustment	$0.42

	Net price	$33.30

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Jose Luis Gómez Pimienta
Jose Luis Gómez Pimienta
President and Principal Executive Officer

Date: July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Jose Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: July 6, 2006

By*	/s/ Alberto Osorio
Alberto Osorio
Treasurer and Principal Financial Officer

Date: July 6, 2006

*	Print the name and title of each signing officer under his or her signature.